Contractual Commitments and Contingencies	6 Months Ended
Jun. 30, 2019
Disclosure of other provisions, contingent liabilities and contingent assets [Abstract]
Contractual Commitments and Contingencies
Contractual commitments and contingencies

AngloGold Ashanti's material contingent liabilities and assets at 30 June 2019 and 31 December 2018 are detailed below:

Contingencies and guarantees

	Jun 2019	Dec 2018
	Reviewed	Audited
	US Dollar million
Contingent liabilities
Litigation – Ghana (1) (2)	97	97
Litigation - North America (3)	—	—
Tax disputes – Brazil (4)	22	21
Tax dispute - AngloGold Ashanti Colombia S.A.(5)	168	144
Groundwater pollution (6)	—	—
Deep groundwater pollution – Africa (7)	—	—

	287	262

Litigation claims

(1)
Litigation - On 11 October 2011, AngloGold Ashanti (Ghana) Limited (AGAG) terminated Mining and Building Contractors Limited’s (MBC) underground development agreement, construction on bulkheads agreement and diamond drilling agreement at Obuasi mine. The parties reached agreement on the terms of the separation and concluded a separation agreement on 8 November 2012. On 20 February 2014, AGAG was served with a demand issued by MBC claiming a total of $97m. In December 2015, the proceedings were stayed in the Ghanaian High Court pending arbitration. In February 2016, MBC submitted the matter to arbitration. On 12 July 2018, the Ghana Arbitration Centre notified AGAG that MBC had appointed an arbitrator. AGAG subsequently selected its own arbitrator. These two arbitrators then selected the chairman of the arbitral panel and the panel met on 5 March 2019 to discuss preliminary matters. In March 2019, the arbitrator nominated by AGAG recused himself due to a conflict of interest. AGAG nominated a new arbitrator on 29 April 2019. On 25 July 2019, the panel held an arbitration management meeting to address initial procedural matters.

(2)
Litigation - AGAG received a summons on 2 April 2013 from Abdul Waliyu and 152 others in which the plaintiffs allege that they were or are residents of the Obuasi municipality or its suburbs and that their health has been adversely affected by emission and/or other environmental impacts arising in connection with the current and/or historical operations of the Pompora Treatment Plant (PTP), which was decommissioned in 2000. The plaintiffs’ alleged injuries include respiratory infections, skin diseases and certain cancers. The plaintiffs subsequently did not timely file their application for directions, but AGAG intends to allow some time to pass prior to applying to have the matter dismissed for want of prosecution. On 24 February 2014, executive members of the PTP (AGAG) Smoke Effect Association (PASEA), sued AGAG by themselves and on behalf of their members (undisclosed number) on grounds similar to those discussed above, as well as economic hardships resulting from the failure of their crops. This matter has been adjourned indefinitely. AGAG intends to allow some time to pass prior to applying to have the matter struck out for want of prosecution. In view of the limitation of current information for the accurate estimation of a liability, no reliable estimate can be made for AGAG’s obligation in either matter.

(3)
Litigation - On 19 October 2017, Newmont Mining Co. filed a lawsuit in the United States District Court for the Southern District of New York against AngloGold Ashanti and certain related parties, alleging that AngloGold Ashanti and such parties did not provide Newmont with certain information material to its purchase of the Cripple Creek & Victor Gold Mining Company in 2015 during the negotiation- and-sale process.  AngloGold Ashanti believes the lawsuit is without merit and continues to vigorously defend against it. The matter is proceeding. In view of the limitation of current information for the accurate estimation of a liability, no reliable estimate can be made for the obligation.

Tax claims

(4)
Tax disputes - AngloGold Ashanti Limited’s subsidiaries in Brazil are involved in various disputes with the Brazilian tax authorities. These disputes date back to 2007 and involve federal tax assessments including income tax, royalties, social contributions, VAT and annual property tax. Collectively, the possible amount involved is approximately $22m (2018: $21m).  Management is of the opinion that these taxes are not payable.

(5)
Tax dispute - In January 2013, AngloGold Ashanti Colombia S.A. (AGAC) received notice from the Colombian Tax Office (DIAN) that it disagreed with the company’s tax treatment of certain items in the 2010 and 2011 income and equity tax returns. On 23 October 2013, AGAC received the official assessments from the DIAN which established that an estimated additional tax of $20m (2018: $20m) will be payable if the tax returns were amended. Penalties and interest for the additional taxes may amount to $118m (2018: $115m). The company believes that the DIAN has applied the tax legislation incorrectly. AGAC subsequently challenged the DIAN’s ruling by filing lawsuits in March 2015 and April 2015 before the Administrative Court of Cundinamarca (the trial court for tax litigation). On 23 April 2018, the Administrative Court denied AGAC’s arguments with respect to the 2011 income tax litigation. AGAC subsequently appealed this judgement to the Administrative Supreme Court of Colombia, which heard the case during 2018. A final judgement is expected to be delivered in the next 12 to 18 months.

In addition, in January 2018 AGAC received notice from the DIAN that it also disagreed with AGAC’s 2013 income and equity tax returns on the same basis as the 2010 and 2011 returns, calculating additional tax along with penalties and interest of $10m (2018: $9m). On 21 December 2018, AGAC filed an appeal before the Administrative Court of Cundinamarca in respect of the 2013 assessment. In May 2019, AGAC received notice from the DIAN that it also disagreed with AGAC's 2014 income and equity tax returns on the same basis as the other challenged tax returns, calculating additional tax along with penalties and interest of $8m. In February 2019, Gramalote Colombia Limited (GCL) also received notice from the DIAN that it disagreed with its 2013 income and equity tax returns on the same basis as the AGAC returns, calculating additional tax along with penalties and interest of $9m. In March 2019, GCL also received notice of an amendment to its 2014 income and equity tax returns on the same basis as above, amounting to $3m.

The total amount claimed by the DIAN, related to the above tax matters, amounts to $168m (2018: $144m). The matters are currently pending.

Other

(6)
Groundwater pollution - AngloGold Ashanti has identified groundwater contamination plumes at certain of its operations, which have occurred primarily as a result of seepage from mine residue stockpiles. Numerous scientific, technical and legal studies have been undertaken to assist in determining the magnitude of the contamination and to find sustainable remediation solutions. The group has instituted processes to reduce future potential seepage and it has been demonstrated that Monitored Natural Attenuation (MNA) by the existing environment will contribute to improvements in some instances. Furthermore, literature reviews, field trials and base line modelling techniques suggest, but have not yet proven, that the use of phyto-technologies can address the soil and groundwater contamination. Subject to the completion of trials and the technology being a proven remediation technique, no reliable estimate can be made for the obligation.

(7)
Deep groundwater pollution - The group has identified potential water ingress and future pollution risk posed by deep groundwater in certain underground mines in Africa. Various studies have been undertaken by AngloGold Ashanti since 1999 to understand this potential risk.  In South Africa, due to the interconnected nature of mining operations, any proposed solution needs to be a combined one supported by all the mines located in these gold fields. As a result, the Mineral and Petroleum Resources Development Act (MPRDA) requires that the affected mining companies develop a Regional Mine Closure Strategy to be approved by the Department of Mineral Resources. In view of the limitation of current information for the accurate estimation of a liability, no reliable estimate can be made for the obligation.